Trade and Other Payables	12 Months Ended
Dec. 31, 2023
Trade and other payables [Abstract]
Trade and other payables

20. Trade and other payables

	December 31,	December 31,
	2023	2022
	$	$
Trade payables	2,529,751	645,677
Tax payable	852,479	595,412
Accrued expenses	4,953,234	15,360,522
	8,335,464	16,601,611

Included in accrued expenses and trade payables as of December 31, 2023, are $Nil (December 31, 2022: $9,649,642) of accrued non-recurring listing costs and equity issuance costs in relation to the SPAC and PIPE transactions. A further $Nil (2022: $2,500,000) is included in accrued expenses in relation to transaction costs associated with the Subscription receivable as per Note 17.

All amounts are short-term. The carrying value of trade payables and accrued expenses are considered to be a reasonable approximation of their fair value.